EXHIBIT 10.15

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated and made effective as of the 12th day of September, 2011 (the “Effective Date”), by and between SPRING STREET PARTNERS, L.P. (“Lender”), and DILIGENT BOARD MEMBER SERVICES, INC. (“Borrower”).

WITNESSETH

WHEREAS, on or about March 12, 2010, Borrower and Lender entered into a Credit Agreement (the “Credit Agreement”) in connection with that certain revolving loan from Lender to Borrower in the original principal amount of $1,000,000.00 (the “Loan”);

WHEREAS, in addition to the Credit Agreement, Borrower executed certain other loan documents in favor of Lender, including but not limited to a Revolving Promissory Note (the “Note”) and a General Security Agreement (the “Security Agreement”), both dated March 12, 2010 (the Credit Agreement, the Note, the Security Agreement, and all other loan and security documents executed in connection with the Loan are collectively referred to herein as the “Loan Documents”); and

WHEREAS, the parties hereto desire to modify the Credit Agreement as hereinafter provided.

NOW THEREFORE, for and in consideration of the premises, the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged by Borrower and Lender, the parties hereby covenant and agree as follows:

1.           Recitals; Defined Terms.  The above recitals are true and correct and are incorporated herein by reference.  All capitalized terms that are used but not specifically defined herein shall have the meanings ascribed to them in the Credit Agreement.

2.           Amendment to the Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)           The definition of “Interest Rate” in Section 1.01 is deleted in its entirety and replaced with the following:

(30)	“Interest Rate” means an interest rate of 7.00% per annum.

(b)           The definition of “Maturity Date” in Section 1.01 is deleted in its entirety and replaced with the following:

(35)	“Maturity Date” means September 12, 2012.

(c)           The definition of “Term” in Section 1.01 is deleted in its entirety and replaced with the following:

(51) “Term” means the period commencing on the Closing Date and expiring on the Maturity Date.

3.           Reaffirmation of Representations, Warranties and Covenants.  Borrower hereby reaffirms each of the representations, warranties, and covenants made by the Borrower to the Lender in the Loan Documents, as modified hereby, and agrees that each such representation, warranty, and covenant shall apply with the same force and effect as if fully restated herein.  All representations and warranties of the Borrower made in the Credit Agreement and the Security Agreement are true and correct as of the Effective Date, and all applicable conditions set forth in Section 6.01 of the Credit Agreement have been and continue to be satisfied as of the date hereof or appropriately waived in writing by the Lender.

4.           Conditions Precedent to the Approval of Modification.  The obligation of the Lender to approve any modification to the Loan Documents is subject to the receipt by the Lender of the following documents and the following actions, each of which shall be satisfactory to the Lender in form and substance in the exercise of its sole discretion:

(a)           Company Documents and Approvals.  A certificate of good standing, certified as of a date no more than 30 days prior to the effective date of this Amendment by an appropriate governmental authority, and a certified copy of all corporate action taken by the Borrower approving the consummation of the modifications and related transactions contemplated hereby.

(b)           Certificate of Borrower.  A certificate by the Borrower to the effect that, as of the date of delivery of this Amendment and since the date of the Credit Agreement, and after giving effect thereto: (i) no Event of Default shall have occurred and be continuing; (ii) no event shall have occurred and be continuing which, with notice or lapse of time or both, would constitute an Event of Default under the Credit Agreement, as amended hereby, or any other Loan Document; (iii) no amendment and/or restatement of the Certificate of Incorporation or the Bylaws of Borrower shall have been made; and (iv) no material adverse change of the Borrower shall have occurred.

(c)           Incumbency Certificate.  An incumbency certificate, dated as of the effective date of this Amendment, executed by the Secretary or Assistant Secretary of the Borrower, which shall identify by name and title and bear the signature of the officer of the Borrower authorized to sign this Amendment on behalf of the Company.  The Lender shall be entitled to rely upon such incumbency certificate in completing the modifications contemplated herein.

5.           Additional Representations, Warranties, and Covenants.  Borrower acknowledges, warrants to and covenants with Lender that (i) Borrower has full right and lawful authority to execute and deliver this Amendment; (ii) the Credit Agreement has not been modified in any way except as provided herein; (iii) the Credit Agreement (as so modified) and the Loan Documents are in full force and effect, and are hereby affirmed by Borrower; and (iv) Borrower has no claims, defenses or rights of setoff under or in connection with the Loan.

6.           No Novation.  It is the agreement and intent of the parties hereto that neither this Amendment nor any other document executed in connection herewith shall (i) constitute a novation with respect to any of the obligations under the Loan Documents, or (ii) in any way impair the first priority of the liens and security interests created by the Loan Documents.

7.           No Waiver.  Neither the execution or performance of this Amendment by the Lender, nor any prior forbearance by the Lender from exercising any of its rights or remedies under the Loan Documents, is intended or shall be deemed to:

(a)           constitute or give rise to (i) a waiver of any Event of Default that continues or arises after the Effective Date, or (ii) any obligation on the part of the Lender to forbear from exercising any rights or remedies in relation to any such Event of Default; or

(b)           otherwise impair any right that the Lender may have to (i) accelerate any of the obligations on account of any Event of Default that continues or arises after the Effective Date, (ii) exercise any other right or remedy provided by the Loan Documents in connection therewith, or (iii) otherwise enforce the Loan Documents against the Borrower strictly in accordance with their terms.

Without limiting the generality of the preceding portion of this Section, nothing contained in this Amendment is intended or shall be construed to evidence or imply a course of dealing between the parties or to otherwise obligate the Lender to further modify the Credit Agreement or any of the other Loan Documents in any respect.

8.           Binding Effect.  This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective heirs, personal representatives, successors and assigns.

9.           WAIVER OF JURY TRIAL.  BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS AGREEMENT, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, WHETHER VERBAL OR WRITTEN, OR ACTIONS OF EITHER PARTY.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ACCEPTING THIS AGREEMENT FROM BORROWER.

10.           Counterparts.  This Amendment may be executed by Borrower and Lender in any number of counterparts, each of which, when executed and delivered, shall be an original; and all such counterparts together shall constitute one and the same instrument.  Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this document to physically form one document.

(SIGNATURES ON THE FOLLOWING PAGE)

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

DILIGENT BOARD MEMBER SERVICES, INC.

By:	/s/ Alessandro Sodi
Name:	Alessandro Sodi
Title:	CEO and President

LENDER:

SPRING STREET PARTNERS, L.P.

By:	West Broadway Advisors, L.L.C.
Its:	General Partner

By:	/s/ David Liptak

David Liptak, Manager